UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 21, 2018

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Square, Inc. (the “Company”) entered into the Second Amendment to Credit Agreement, dated as of May 21, 2018, among the Company, the lenders that are a party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Amendment”). The Amendment amends the Revolving Credit Agreement, dated as of November 2, 2015, among the Company, the lenders that are a party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as first amended on February 27, 2017, the “Original Credit Agreement,” and as further amended, modified, or supplemented, the “Credit Agreement”).

The Amendment amended the Original Credit Agreement to, among other things, permit the Company to issue convertible senior unsecured notes.

Certain of the lenders under the Credit Agreement and their affiliates have engaged in, and may in the future engage in, other commercial dealings with the Company or its affiliates in the ordinary course of business, including in connection with an offering of convertible senior unsecured notes. They have received, or may in the future receive, customary fees and commissions for those transactions.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On May 21, 2018, the Company issued a press release announcing its intention to offer $750 million aggregate principal amount of convertible senior unsecured notes due 2023 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of May 21, 2018, among Square, Inc., the Lenders Party Thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated May 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

By:	/s/ Jason S. Gao
Jason S. Gao
Assistant Secretary

Date: May 21, 2018